The Ensign Group, Inc. Announces New Leadership Structure
February 21, 2019

MISSION VIEJO, California - February 21, 2019 - The Ensign Group, Inc. (Nasdaq: ENSG or “Ensign”), the parent company of the Ensign™ group of skilled nursing, rehabilitative care services, assisted living, home health, home care and hospice care companies, today announced that Christopher Christensen, president and chief executive officer and member of the Ensign board of directors, has been appointed executive chairman and will continue to work full-time on strategic growth initiatives and new business ventures. Mr. Christopher Christensen will also serve as chairman of the board.
Roy Christensen, current director and chairman of the board, will continue his service on the board as a director and chairman emeritus. “We are grateful that Roy desires to stay with the organization as a member of the board.   As chairman emeritus, we look forward to continuing to benefit from his vision and wisdom, which have been and continue to be a source of inspiration to the entire organization,” said Christopher Christensen. Both of these changes will be effective on May 30, 2019 immediately following the Ensign annual shareholder meeting.
Barry R. Port, chief operating officer of Ensign Services, Inc., will expand his responsibilities and assume the role of chief executive officer for Ensign, effective May 30, 2019. In addition, the Company announced its intention to recommend an amendment of its charter, expanding the number of directors from seven to eight at its next annual shareholder meeting. The board intends to nominate Mr. Port to serve as a director in the newly created board seat, which would result in five independent directors and three non-independent directors.
As chief operating officer for the last five years, Port has led the company’s skilled nursing businesses across all geographies. “As an operator within the Ensign family for over 15 years, I have grown to know Ensign first as an executive director at one of its Arizona operations, then as a cluster leader and a market leader in Texas, and for the past five years as a member of the management team. Through that journey, I have seen Ensign’s locally driven operating model lead to proven results again and again. I share Christopher’s commitment to our mission and our cultural values and his optimism for the future,” said Port.  “It is an honor for me to work together with more than 35,000 operational and clinical partners who proudly serve across 15 states and I consider it a privilege to work side-by-side with Christopher, our world-class board of directors and an amazing leadership team. Together, we will reaffirm our leadership in all things post-acute care, enhance the caregiver experience and exceed the expectations of our patients while providing long-term value to our shareholders.”
Also effective May 30, 2019, Spencer Burton, president of Ensign’s Northwest-based portfolio company, Pennant Healthcare, Inc., will expand his responsibilities and assume the role of president and chief operating officer for Ensign. As president of Pennant Healthcare since October 2014, and as an operator since 2006, Mr. Burton has successfully operated skilled nursing facilities, developed leaders and directed the Company’s growth efforts across several states. “Spencer has been an incredible partner to me over the last several years as we’ve worked together on operational challenges and opportunities across several markets. We are excited to spread his influence more broadly across the organization and look forward to working even closer together,” said Port.
In addition, the Company announced that Suzanne Snapper, Ensign’s chief financial officer since August 2009, will be appointed as chief financial officer and executive vice president, effective May 30, 2019. “Anyone that knows anything about Ensign knows how important Suzanne has been and will continue to be to us going forward. By adding EVP to her title, we are simply recognizing what most already know, which is that Suzanne is much more than just a CFO, she is an invaluable financial and operational resource and leadership partner that makes us better every day,” Christensen added.
Lastly, Chad Keetch, Ensign’s executive vice president and secretary since June 2014, will be appointed Ensign’s chief investment officer, executive vice president and secretary, effective May 30, 2019. “Chad has been a key contributor to Ensign’s growth and success since he arrived here in 2010, and I couldn’t be more pleased to ask him to serve in this role,” said Mr. Christensen. “Chad’s efforts in business development, strategic growth, capital markets, and investor relations will continue to play an important role in helping us create value through our post-acute strategies, our real estate portfolio and other new ventures,” Christensen said.

Christensen added, “Ensign consistently outperforms our peers because our local leaders and caregivers consistently make our operations the preferred destination in their local healthcare communities. With the support of their Service Center resources, these talented local leaders continue to deliver high quality healthcare outcomes to increasingly complex patients, in a cost effective setting. I am so pleased to be able to say that our entire leadership team is totally committed to this locally-driven, clinically focused approach. And it’s that commitment to our unique operating model and our collective distrust in a traditional, top-down corporate model that gives me the confidence Ensign will continue to achieve great things into the future.”
Discussing his new role, he added, “I will remain Ensign’s executive chairman, focusing full-time on the incredible growth opportunities we see on the horizon, as the growing population of seniors continue to require more of our services. I will also work tirelessly to ensure that we stay true to our cultural values that have and will continue to make us strong. As I do so, I am delighted that Barry, Suzanne, Chad and Spencer have also agreed to assume additional responsibilities. These changes ideally position Ensign to continue profitably growing our post-acute care businesses around the country and into the future.”
Christensen concluded, “Having Ensign in my life has truly been, and will continue to be, a gift. So many inside and outside the organization have shared their personal stories with me and what Ensign means to them. I have so much respect and admiration for the more than 35,000 partners who have committed their lives to the service of others, and I am proud to serve them. The truth is, in all my years at Ensign, I have never been more energized or exhilarated about the opportunities that lie ahead. Please join me in congratulating Barry, Spencer, Chad and Suzanne. These are exciting times for all of us. I am honored to serve as the executive chairman of a company that has a role and responsibility - and an extraordinary opportunity - to create value for so many.”
About Ensign™
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies, home health and hospice services and other healthcare services at 244 healthcare facilities, 23 hospice agencies, 24 home health agencies and seven home care businesses in California, Arizona, Texas, Washington, Utah, Idaho, Colorado, Nevada, Iowa, Nebraska, Oregon, Wisconsin, Kansas, South Carolina, Oklahoma, and Wyoming. Each of these operations is operated by a separate, independent operating subsidiary that has its own management, employees and assets. References herein to the consolidated “company” and “its” assets and activities, as well as the use of the terms “we,” “us,” “its” and similar terms, are not meant to imply that The Ensign Group, Inc. has direct operating assets, employees or revenue, or that any of the operations, the home health, hospice and assisted living businesses, the Service Center or the captive insurance subsidiary are operated by the same entity. More information about Ensign is available at http://www.ensigngroup.net.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:
This press release contains, and the related conference call and webcast will include, forward-looking statements that are based on management’s current expectations, assumptions and beliefs about its business, financial performance, operating results, the industry in which it operates and other future events. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements include, but are not limited to, statements regarding growth prospects, future operating and financial performance, and acquisition activities. They are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to materially and adversely differ from those expressed in any forward-looking statement.
These risks and uncertainties relate to the company’s business, its industry and its common stock and include: reduced prices and reimbursement rates for its services; its ability to acquire, develop, manage or improve operations, its ability to manage its increasing borrowing costs as it incurs additional indebtedness to fund the acquisition and development of operations; its ability to access capital on a cost-effective basis to continue to successfully implement its growth strategy; its operating margins and profitability could suffer if it is unable to grow and manage effectively its increasing number of operations; competition from other companies in the acquisition, development and operation of facilities; its ability to defend claims and lawsuits, including professional liability claims alleging that our services resulted in personal injury, and other regulatory-related claims; and the application of existing or proposed government regulations, or the adoption of new laws and regulations, that could limit its business operations, require it to incur significant expenditures or limit its ability to relocate its operations if necessary. Readers should not place undue reliance on any forward-looking statements and are encouraged to review the company’s periodic filings with the Securities and Exchange Commission, including its Form 10-K and Form 10-Q, for a more complete discussion of the risks and other factors that could affect Ensign’s business, prospects and any forward-looking statements. Except as required by the federal securities laws, Ensign does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.